UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

Unicorp, Inc.

(Exact name of registrant as specified in its charter)

Nevada	2-73389	75-1764386
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Financial Center 5075 Westheimer, Suite 975 Houston, TX 77056	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713)402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                       Changes in Registrant’s Certifying Accountant

On February 19, 2008, Hein & Associates LLP resigned as the Company’s independent auditors.  There have been no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure since their engagement in January 2008.

On February 21, 2008, the Company filed a Form 8-K disclosing the resignation.  At that time, the Company accidentally filed a letter regarding Hein & Associates LLP agreement with the statements made in that Form 8-K.

However, on February 28, 2008, Hein & Associates LLP sent us a letter addressed to the Securities and Exchange Commission stating that Hein & Associates LLP agrees with the statements made in this Current Report.  Such letter is attached hereto as Exhibit 16.

The Registrant engaged Malone & Bailey, PC as its new independent auditors effective as of February 25, 2008, to audit the Registrant’s financial statements for the year ended December 31, 2007, and to perform procedures related to the financial statements included in the Registrant’s current reports on Form 8-K and quarterly reports on Form 10-QSB.

The decision to engage Malone & Bailey, PC was approved by the Registrant’s Board of Directors (the “Board”) on February 20, 2007.

Other than in connection with the engagement of Malone & Bailey, P.C. by the Registrant, during the Registrant’s two most recent fiscal years ended December 31, 2007 and 2006, and through February 25, 2008, the Registrant did not consult Malone & Bailey regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                       Financial Statements and Exhibit

(d)            Exhibits

The following exhibit is filed as part of this 8-K/A:

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT

16	Letter from Hein & Associates LLP

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICORP. INC.

By:  _/s/  Kevan Casey________________
                                                                                        Kevan Casey, Chief Executive Officer

DATE: February 28, 2008

EXHIBIT INDEX

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT

16	Letter from Hein & Associates LLP